Exhibit 10(p)
                                                                 -------------
                            DIXON TICONDEROGA COMPANY
                            -------------------------

                               AMENDMENT AGREEMENT
                               -------------------

             AMENDMENT TO MARCH 2004 2.5% WARRANTS AND 9.5% WARRANTS
             -------------------------------------------------------


                                                           As of March 31, 2004


     This Amendment Agreement (this "Amendment Agreement") is made as of March 31, 2004, among DIXON TICONDEROGA COMPANY, a Delaware corporation (the
"Company") and each of The Equitable Life Assurance Society of the United States, John Hancock Life Insurance Company (formerly known as John Hancock Mutual Life Insurance Company), and Signature 1A (Cayman), Ltd. (each a "Noteholder" and, collectively, the "Noteholders").

1.   PRELIMINARY STATEMENTS.

     1.1. Note and Warrant Issuances

     Pursuant to that certain Note and Warrant Purchase Agreement, dated as of September 26, 1996, as amended from time to time and as amended and restated by the Amended and Restated Note and Warrant Purchase Agreement dated as of October 3, 2002 (the "Note and Warrant Agreement") the Company (i) issued and sold $16,500,000 in original aggregate principal amount of its 12.5% Senior Subordinated Notes due September 26, 2003 (the "Notes", as they may be amended, restated or otherwise modified from time to time) and (ii) issued to each Noteholder one March 2004 2.5% Warrant, one March 2005 2.5% Warrant, and one 9.5% Warrant (each as defined in the Note and Warrant Agreement), in each case dated as of October 3, 2002 and registered in the name of such Noteholder (for the respective number of shares of Common Stock set forth below such Noteholder's name on Annex 1 to the Note and Warrant Agreement).

     1.2. Amendment.

      Whereas, the Company has requested and, subject to the terms and conditions hereof, the Noteholders have agreed to amend certain provisions of the March 2004 2.5% Warrants and the 9.5% Warrants.

2.   DEFINED TERMS.

     Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note and Warrant Agreement, the March 2004 2.5% Warrants or the 9.5% Warrants, as the case may be.

3.   AMENDMENTS.

     Subject to Section 5, the March 2004 2.5% Warrants and the 9.5% Warrants are amended in the manner specified in Exhibit A and Exhibit B to this Amendment Agreement (such amendments are herein referred to as the "Amendments"); such March 2004 2.5% Warrants and 9.5% Warrants shall be deemed for all purposes to be so amended, without further action on the part of any Person. Each Noteholder may, but shall not be required to, at its option, elect to exchange the warrants held by it for new warrants of the same type incorporating the language of the Amendments.

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     To induce the Noteholders to enter into this Amendment Agreement the Company represents and warrants as follows:

     4.1. Organization, Power and Authority, etc.

     The Company is a corporation duly incorporated and validly existing in good standing under the laws of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

     4.2. Legal Validity.

     The execution and delivery of this Amendment Agreement by the Company and compliance by the Company with its obligations hereunder: (a) are within the corporate powers of the Company; and (b) are legal and do not conflict with, result in any breach of, constitute a default under, or result in the creation of any Lien upon any Property of the Company under the provisions of: (i) any charter instrument or bylaw to which the Company is a party or by which the Company or any of its Property may be bound; (ii) any order, judgment, decree or ruling of any court, arbitrator or governmental authority applicable to either the Company or its Property; or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its Property may be bound or any statute or other rule or regulation of any governmental authority applicable to the Company or its Property, except where such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect.

     This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

     4.3. No Defaults.

     No event has occurred and no condition exists that, immediately prior to, or upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

5.   EFFECTIVENESS OF AMENDMENTS.

     The Amendments shall become effective as of the date hereof (the "Effective Date") upon the satisfaction of the following conditions:

     5.1. Execution and Delivery of This Amendment Agreement.

     The Company and each of the Noteholders shall have executed and delivered this Amendment Agreement.

     5.2. Expenses.

     The Company shall have paid all costs and expenses of the Noteholders in accordance with Section 6.4 hereof and the terms of the Note and Warrant Agreement.

     5.3. Warranties and Representations True.

     The warranties and representations contained in Section 4 shall be true on the Effective Date with the same effect as though made on that date.

6.   MISCELLANEOUS.

     6.1. Future References, etc.

     This Amendment Agreement shall be construed in connection with and as a part of the March 2004 2.5% Warrants and the 9.5% Warrants and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the March 2004 2.5% Warrants and the 9.5% Warrants, and all other terms of each of the Transaction Documents, are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the March 2004 2.5% Warrants and the 9.5% Warrants without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

     6.2. Counterparts.

     This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     6.3. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE

THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

     6.4. Fees and Expenses.

     On the Effective Date, the Company shall pay all costs and expenses of the Noteholders relating to this Amendment Agreement, including, but not limited to, the statement for reasonable fees and disbursements of their special counsel (including, without limitation, the fees and disbursements of their special counsel) presented to the Company on the Effective Date. The Company will also pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders' special counsel rendered after the Effective Date in connection with this Amendment Agreement. The obligations of the Company under this Section 6.4 shall survive the termination of this Amendment Agreement.



               [Remainder of page intentionally left blank; next page is signature page.]

     IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment Agreement as of the date first written above.



                                          DIXON TICONDEROGA COMPANY



                                          By:   /s/ Richard A. Asta
                                             ---------------------------------
                                          Name:  Richard A. Asta
                                          Title: Treasurer

                                          THE EQUITABLE LIFE ASSURANCE
                                          SOCIETY OF THE UNITED STATES


                                          By:   /s/ James C. Pendergast
                                               -------------------------------
                                          Name:  James C. Pendergast
                                          Title: Managing Director



                                          JOHN HANCOCK LIFE INSURANCE COMPANY


                                          By:   /s/ Gary M. Pelletier
                                               -------------------------------
                                          Name:  Gary M. Pelletier
                                          Title: Managing Director



                                          SIGNATURE 1A (CAYMAN), LTD.
                                          By: John Hancock Life Insurance
                                              Company, as Portfolio Advisor


                                          By:   /s/ Peter S. Parson
                                               -------------------------------
                                          Name:  Peter S. Parson
                                          Title: Director

                                    Exhibit A
                                    ---------

                     AMENDMENTS TO MARCH 2004 2.5% WARRANTS
                     --------------------------------------

     1. Amendment of Section 1.2 of the March 2004 2.5% Warrants. Section 1.2 of each of the March 2004 2.5% Warrants is hereby amended and restated in its entirety to read as follows:


          "1.2. Timing of Exercise; Warrant Termination. This Warrant may be exercised on and after June 1, 2004. If the Company reduces the principal amount of the Restated Notes by an aggregate of at least $4,000,000 but not more than $4,499,999 during the period from October 3, 2002 to the close of business on May 31, 2004, the number of shares issuable upon exercise of this Warrant shall automatically reduce by forty percent (40%). If the Company reduces the principal amount of the Restated Notes by an aggregate of at least $4,500,000 but not more than $4,749,999 during the period from October 3, 2002 to the close of business on May 31, 2004, the number of shares issuable upon exercise of this Warrant shall automatically reduce by eighty percent (80%). If the Company reduces the principal amount of the Restated Notes by an aggregate of at least $5,050,000 during the period from October 3, 2002 to the close of business on May 31, 2004, this Warrant shall terminate and be of no further force or effect. In no event shall this Warrant be exercisable after December 31, 2007."

                                    Exhibit B
                                    ---------

                           AMENDMENTS TO 9.5% WARRANTS
                           ---------------------------

     1. Amendment of Section 14 of the 9.5% Warrants. Section 14 of each of the 9.5% Warrants is hereby amended by amending and restating the following definition in its entirety to read as follows:

          "March 2004 2.5% Warrants--shall mean those certain warrants issued to the Equitable Life Assurance Society of the United States, John Hancock
     Life Insurance Company (formerly known as John Hancock Mutual Life Insurance Company) and Signature 1A (Cayman), Ltd. and their successors, assigns and transferees."